                                                                 Exhibit 10.9.1

                          AMERICAN CELLULAR CORPORATION

                                  July 5, 2000

VIA FAX (972) 733-6155

Ms. Lisa Guarnasci Nicol
Southwestern Bell Mobile Systems, Inc.
17330 Preston Road, Suite 100A
Dallas, TX 75252



     Re: Intercarrier Roamer Service Agreement (IRSA) between Southwestern Bell Mobile Systems, Inc. and PriCellular Corporation d/b/a Cellular One (now American Cellular Wireless, LLC), dated June 16, 1997

Dear Lisa:

     This letter is to confirm that upon the transfer of the American Cellular Corporation markets described in my earlier letter of June 14, 2000 to affiliate status under the intercarrier agreement between Southwestern Bell Mobile Systems, Inc. and Dobson Cellular Systems, Inc., the above described agreement between Southwestern Bell Mobile Systems, Inc. and American Cellular Wireless, LLC should be terminated.

     You have advised me that this change will be effective as of July 16, 2000.

     All of the presently agreed to rate schedules, including scheduled changes, under the Southwestern Bell Mobile Systems, Inc. agreement with Dobson Cellular Systems, Inc. shall be applicable to the American markets and Dobson markets.

         Please acknowledge Southwestern Bell Mobile Systems, Inc.'s concurrence by signing below and return via fax at (405) 529-8462.


Respectfully,                           Acknowledged and Concurred:

                                        Southwestern Bell Mobile Systems, Inc.

/s/ Ronald L. Ripley
---------------------------
Ronald L. Ripley
Senior Corporate Counsel                By: /s/ Lisa Guarnacci
and Secretary of                           -------------------------------
American Cellular Corporation           Name: Lisa Guarnacci
                                             -----------------------------
                                        Title: Director - ICS
                                              ----------------------------
                                        Date: 7-5-00
                                             -----------------------------

RLR:sed

cc:  Ms. Tina Durant
     Ms. Trish Sweet

                                  ATTACHMENT E
                         (Additions Denoted by Shading)

     SID                   CITY           STATE       MSA/RSA        MARKET OWNER
     ---                   ----           -----       -------        ------------
    1592                 Cheyenne           OK        RSA 5 & 7      Dobson Cellular Systems, Inc.
     341                   Enid             OK           MSA         Dobson Cellular Systems, Inc. d/b/a CellularOne
    1251                Leavenworth         KS          RSA 5        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1395                 Maryville          MO          RSA 1        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1401                  Cameron           MO          RSA 4        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1401                Linn County         MO          RSA 5        Dobson Cellular Systems. Inc. d/b/a CellularOne
    1707                 Brownwood          TX          RSA 9        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1709                 Corsicana          TX         RSA 10        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1721                 El Campo           TX         RSA 16        Dobson Cellular Systems. Inc. d/b/a CellularOne
    30337                Woodward           OK          RSA 2        Dobson Cellular Systems, Inc. d/b/a CellularOne
    30953                 Cameron           TX         RSA 10        Dobson Cellular Systems, Inc. d/b/a CellularOne
    30969              Marble Falls         TX         RSA 10        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1321                Deep Creek          MD          RSA 1        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1325                 Frederick          MD          RSA 3        Dobson Cellular Systems, Inc. d/b/a CellularOne
    26319              Eastern Shore        MD          RSA 2        Dobson Cellular Systems, Inc. d/b/a CellularOne
    30891               Hagerstown          MD           MSA         Dobson Cellular Systems, Inc. d/b/a CellularOne
    30893               Cumberland          MD           MSA         Dobson Cellular systems, Inc. d/b/a CellularOne
    30895                 Bedford           PA         RSA 10W       Dobson Cellular Systems, Inc. d/b/a CellularOne
    1559                 Sandusky           OH          RSA 2        Dobson Cellular Systems, Inc. d/b/a AirTouch
    1335               Traverse City        MI          RSA 3        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1349                   Caro             MI         RSA 10        Dobson Cellular Systems, Inc. d/b/a CellularOne
     89                 Youngstown          OH           MSA         Sygnet Communications, Inc. d/b/a CellularOne
    1509                 Jamestown          NY          RSA 3        Sygnet Communications, Inc. d/b/a CellularOne
    1611                 Meadville          PA          RSA 1        Sygnet Communications, Inc. d/b/a CellularOne
    1621                 Lawrence           PA          RSA 6        Sygnet Communications, Inc. d/b/a CellularOne
    1623                  Indiana           PA          RSA 7        Sygnet Communications, Inc. d/b/a CellularOne
    30067                  Erie             PA           MSA         Sygnet Communications, Inc. d/b/a CellularOne
    30303                 Butler            PA          RSA 6        Sygnet Communications, Inc. d/b/a CellularOne
    30395                 Sharon            PA           MSA         Sygnet Communications, Inc. d/b/a CellularOne
    30397                 Poland            OH           MSA         Sygnet Communications, Inc. d/b/a CellularOne
    30421             East Liverpool        OH         RSA 11        sygnet Communications, Inc. d/b/a CellularOne
    30471                 Clarion           PA          RSA 6        Sygnet Communications, Inc. d/b/a CellularOne
    30495                 Batavia           NY          RSA 3        Sygnet Communications, Inc. d/b/a CellularOne
    30497              Bath/Corning         NY          RSA 3        Sygnet CommunicatIons, Inc. d/b/a CellularOne
    30503                 Warren            PA          RSA 1        Sygnet Communications, Inc. d/b/a CellularOne
    30627                  Olean            NY          RSA 3        Sygnet Communications, Inc. d/b/a CellularOne
    1072              Imperial Valley       CA          RSA 7        Dobson Cellular Systems, Inc. d/b/a AirTouch
    1017                 Fairbanks          AK          RSA 1        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1023                  Kingman           AZ          RSA 1        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1065                  Merced            CA          RSA 4        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1971                  Juneau            AK          RSA 3        Dobson Cellular Systems, Inc. d/b/a CellularOne
    30247                 Madera            CA          RSA 4        Dobson Cellular Systems, Inc. d/b/a CellularOne
    30879               San Benito          CA          RSA 4        Dobson Cellular Systems, Inc. d/b/a CellularOne
    31045                  Sitka            AK          RSA 3        Dobson Cellular Systems, Inc. d/b/a CellularOne
    31047                Ketchikan          AK          RSA 3        Dobson Cellular Systems, Inc. d/b/a CellularOne
    1032                Casa Grande         AZ          RSA 5        Gila River Cellular General Partnership d/b/a AirTouch
    30017               Santa Cruz          CA           MSA         Santa Cruz Cellular TelephONE, Inc. d/b/a CellularOne

Managed Markets
---------------
 North Region
    1339                 Manistee           MI          RSA 5        Managed for Radiofone


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